                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                              SEPTEMBER 21, 2001
                              ------------------
               Date Of Report (Date Of Earliest Event Reported)

                        COMMISSION FILE NUMBER 1-12739


                  ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                  ------------------------------------------
            (Exact Name Of Registrant As Specified In Its Charter)

                  FLORIDA                                   59-2327381
                  -------                                   ----------
        (State Or Other Jurisdiction Of                    (IRS Employer
        Incorporation Or Organization)                   Identification No.)

                             1810 NE 144th STREET
                             NORTH MIAMI, FL 33181
                             ---------------------
                   (Address Of Principal Executive Offices)


                                (305) 944-7710
                                 -------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                      N/A
                                      ---
                        (Former Name Or Former Address,
                         If Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     On September 21, 2001, Advanced Electronic Support Products, Inc. (the "Company") entered into a Third Amendment to Loan Agreement (the "Amendment") with its senior lender, Commercebank, N.A. Pursuant to the terms of the Amendment, the Company's existing $4.0 million line of credit was renewed for an additional year. The maturity date of the line of credit is now September 23, 2002.

     The foregoing is a summary of the information contained in the Amendment. Reference is made to the more detailed information contained therein and attached hereto as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

Exhibit No.  Description
-----------  -----------

10.1 Third Amendment to Loan Agreement by and between the Company and Commercebank, N.A. dated September 21, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 24th day of September, 2001.


                                          ADVANCED ELECTRONIC SUPPORT
                                          PRODUCTS, INC.


                                          /s/ Roy Rafalco
                                          ----------------------------
                                          Roy Rafalco
                                          Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

10.1 Third Amendment to Loan Agreement by and between the Company and Commercebank, N.A. dated September 21, 2001.